
Caliber Learning Network, Inc.
U.S. Bankruptcy Court Filing Case #01-59533

Caliber Learning Network, Inc.
U.S. Bankruptcy Court Filing Case #01-59533



Monthly Operating Report                                                         For the forty-five (45) days through July 31, 2001



   #
-----------------------------------------------------------------------------------------------------------------------------------
   1    Accounting Basis:                               Accrual

   2    Preparer(s):                                    Mark Yanson               Jeffrey D. Berger          Scott R. Messina
                                                        509 S. Exeter Street      509 S. Exeter Street       509 S. Exeter Street
                                                        4th Floor                 4th Floor                  4th Floor
                                                        Baltimore, MD 21202       Baltimore, MD 21202        Baltimore, MD 21202
                                                        (410) 843-1099            (410) 843-1160             (410) 843-1067
                                                        VP/CFO                    Director FP&A              Senior Accountant

   3    Employee Information:
           Number of employees paid this period:                                                                      34
           Current number of employees:                                                                               31
           Gross payroll:
               Officers, directors and principals              $ 59,375
               Other employees                                  346,097
           All post-petition payroll obligations including
             payroll taxes are current                         Exceptions:      None
                                                                                ---------------------------------------------------

   4    Changes in the nature of business or status of
          operations since last reporting period               No

   5    All business licenses or bonds current                 Yes

   6    Pre-petition accounts receivable:
           Collected this Period                               $ 918,127
           Ending Balance                                      1,308,616 Amount represents Gross A/R

   7    Post-petition accounts receivable:
           0 - 30 Days:                                        $ 215,546
           31 - 60 Days:                                             -
           Over 60 Days:                                             -

               Any post-petition accounts receivable
                 over 60 days                                  No       If yes, provide schedule of accounts and explain:
                                                                                                                         ----------
                                                                        -----------------------------------------------------------

   8    Post-petition accounts payable:
           0 - 30 Days:                                        $ 99,951.77
           31 - 60 Days:                                            -
           Over 60 Days:                                            -

               Any post-petition accounts payable
                 over 30 days                                  No       If yes, provide schedule of accounts and explain:
                                                                                                                         ----------
                                                                        ------------------------------------------------------------

   9    Taxes
           All taxes being paid to the proper taxing
             authorities when due:                             Yes

               Form 6123:

  10    Bank accounts:
           Changed banks:                                      No

  11    Books and records kept monthly and are current:        Yes

  12    Insurance
           Policy expiration dates:
               Auto and truck                                                   Sep-01
               Liability                                                        Sep-01
               Fire                                            N/A
               Workers Comp                                                     Sep-01
               Other                                           N/A

  13    Actions of the debtor during the last month:
           Fail to defend or oppose any action to
              dispossess control or custody of any assets      No
           Consent to relief from the automatic stay           No
           Maintain resources necessary to preserve and
             maintain the going concern value of assets        Yes

  14    Transfer or sale of property
           Any assets transfer, convey or abandon any of
             debtor's assets to another party                  Yes              If yes, attach copy of court order:  See order re:
                                                                                equipment lease rejection
                                                                                                         ---------------------------
                                                                                 ---------------------------------------------------
  15    Payments to secured creditors                          None

  16    Payments to Professionals                              $         -      Payments made to any professional during period, a
                                                                                copy of order authorizing payment must be attached

  17    Quarterly U.S. Trustee Fees
           Month 1 (June 14 - July 31)                         $         -
           Month 2 (August)                                              -
           Month 3 (September)                                           -
                                                               ---------------
               Total                                                     -


Caliber Learning Network, Inc.
U.S. Bankruptcy Court Filing Case #01-59533


Form # 4 - Tax Statement (Verification of Fiduciary's Federal Tax Deposit)
For the forty-five (45) days through July 31, 2001

Caliber Learning federal deposits with confirmation #

taxcode   LB date     EFTPS DATE   Confirm#             AMT
-------------------------------------------------------------------------------
0001 0001 06/08/01 DP 06/12/01 148116403013311         8,788.11
0001 0002 06/08/01 DP 06/12/01 148116403013311           423.80-
0001 0003 06/08/01 DP 06/12/01 148116403013311           423.80-
0001 0022 06/08/01 DP 06/12/01 148116403013311           266.21
0001 0023 06/08/01 DP 06/12/01 148116403013311           266.21
0001 0001 06/15/01 DP 06/14/01 128116903001016       184,352.08
0001 0002 06/15/01 DP 06/14/01 128116903001016        66,004.29
0001 0003 06/15/01 DP 06/14/01 128116903001016        66,004.29
0001 0022 06/15/01 DP 06/14/01 128116903001016        17,043.42
0001 0023 06/15/01 DP 06/14/01 128116903001016        17,043.42
0001 0001 06/15/01 DP 06/14/01 128116903001016        19,427.37
0001 0002 06/15/01 DP 06/14/01 128116903001016         4,831.51
0001 0003 06/15/01 DP 06/14/01 128116903001016         4,831.51
0001 0022 06/15/01 DP 06/14/01 128116903001016         1,529.36
0001 0023 06/15/01 DP 06/14/01 128116903001016         1,529.36
0001 0001 06/18/01 DP 07/02/01 149118403000103         4,001.54
0001 0002 06/18/01 DP 07/02/01 149118403000103           852.47
0001 0003 06/18/01 DP 07/02/01 149118403000103           852.47
0001 0022 06/18/01 DP 07/02/01 149118403000103           199.37
0001 0023 06/18/01 DP 07/02/01 149118403000103           199.37
0001 0001 06/29/01 DP 07/02/01 148118603016917        24,178.86
0001 0002 06/29/01 DP 07/02/01 148118603016917         5,318.78
0001 0003 06/29/01 DP 07/02/01 148118603016917         5,318.78
0001 0023 06/29/01 DP 07/02/01 148118603016917         1,761.40
0001 0001 07/13/01 DP 07/16/01 128119903005254        72,988.14
0001 0002 07/13/01 DP 07/16/01 128119903005254         7,684.37
0001 0003 07/13/01 DP 07/16/01 128119903005254         7,684.37
0001 0022 07/13/01 DP 07/16/01 128119903005254         4,367.41
0001 0023 07/13/01 DP 07/16/01 128119903005254         4,367.41


Caliber Learning Network, Inc.
U.S. Bankruptcy Court Filing Case #01-59533


Monthly Operating Report      For the forty-five (45) days through July 31, 2001



                                                               July 31, 2001
                                                             ------------------
Assets
Current Assets
    CASH                                                      $ 1,200,872.49
    PRE-PETITION RECEIVABLES                                    1,308,616.12
    POST-PETITION RECEIVABLES                                     215,545.87
    ALLOWANCE FOR DOUBTFUL ACCOUNTS                              (213,653.12)
    EMPLOYEE LOANS & ADVANCES                                      10,954.90
    PREPAID ASSETS                                                228,156.42
                                                             ---------------

        Total Current Assets                                    2,750,492.68

Plant, Property and Equipment
    FURNITURE AND EQUIPMENT                                    25,965,987.61
    (PURCHASED & INTERNAL)                                        620,900.70
    LEASEHOLD IMPROVEMENTS                                     10,655,782.51
    ACCUMULATED DEPRECIATION                                  (23,873,321.56)
                                                             ---------------

        Net Property Plant & Equipment                         13,369,349.26
                                                             ---------------

Other Long Term Assets                                            463,435.62
                                                             ---------------

        Total Assets                                         $ 16,583,277.56
                                                             ---------------

Liabilities
Post-Petition
ACCOUNTS PAYABLE - TRADE                                           99,951.77
ACCRUED WAGES, BENEFITS & TAXES                                   130,913.58
ACCRUED MISCELLANEOUS                                              75,786.79
DEFERRED REVENUE                                                   44,451.25
                                                             ---------------

    Total Post-Petition Liabilities                               351,103.39

Pre-Petition
Priority Claims
ACCRUED COMMISSIONS                                                30,888.00
                                                             ---------------

    Total Priority Claims                                          30,888.00

Secured Debts
BORROWING FROM SYLVAN                                             300,000.00
ACCRUED INTEREST PAYABLE                                            3,750.00
                                                             ---------------

    Total Secured Debts                                           303,750.00

Unsecured Debts
ACCOUNTS PAYABLE - TRADE                                        5,256,279.08
A/P OTHER                                                          36,539.96
ACCRUED INTEREST PAYABLE                                          268,479.53
ACCRUED MISCELLANEOUS                                             686,827.84
DIVIDEND PAYABLE                                                  161,220.42
BORROWING FROM SYLVAN                                           7,322,496.98
LONG TERM LEASE PAYABLE & TI ALLOWANCE                          9,275,937.36
OTHER                                                              40,297.29
                                                             ---------------

    Total Unsecured Debts                                      23,048,078.46

                                                        (Continued on next page)

Stockholders' Equity
PREFERRED STOCK                                                32,395,979.42
COMMON STOCK                                                      125,911.69
APIC - COMMON STOCK                                            83,195,406.70
GAIN/LOSS ON FOREIGN CURENCY T                                        147.74
PRE-PETITION RETAINED EARNINGS                               (120,115,417.14)
POST-PETITION RETAINED EARNINGS                                (2,752,570.70)
                                                             ---------------

    Total Owners Equity                                        (7,150,542.29)
                                                             ---------------

        Total Liabilities and Stockholders Equity            $ 16,583,277.56
                                                             ---------------

                                                                        0.00


    Footnote: The Company made no estimate of any impairment of asset value as specified by FASB #121, Accounting for the Impairment of
    Long-Lived Assets.

Caliber Learning Network, Inc.
U.S. Bankruptcy Court Filing Case #01-59533


Monthly Operating Report         For forty-five (45) days through July 31, 2001


                                                          June 15, 2001 -
                                                          July 31, 2001
                                                    --------------------------
REVENUES                                                            175,110.00

OPERATING EXPENSES
OFFICER'S SALARIES                                                   59,375.00
EMPLOYEE SALARIES                                                   346,097.00
PAYROLL TAXES                                                        21,636.00
EMPLOYEE BENEFITS                                                    55,300.00
EQUIPMENT RENTAL                                                      3,161.00
ACCOUNTING & LEGAL FEES                                              17,219.37
FACILITIES MANAGEMENT                                                 9,914.00
TRAVEL                                                               11,110.00
DATA COMMUNICATIONS                                                  46,952.00
TELEPHONE                                                            48,041.00
REPAIRS & MAINTENANCE                                                26,839.44
UTILITIES                                                             4,814.00
FACILITY SECURITY GUARD                                               9,953.80
LOSS ON IMPAIRMENT OF ASSETS                                      1,100,000.00
PEOPLESOFT                                                            3,715.00
MIS - DESKTOP SUPPORT                                                10,086.00
BAGBY RENT                                                           49,602.00
MISCELLANEOUS                                                           316.00
INSURANCE - CORP LIABILITY                                           32,594.00
LEASE - OFFICE EQUIP & FURN                                           1,800.00
DEPREC. - FURNITURE & FIXTURES                                    1,052,430.22
TAXES - PERSONAL PROPERTY                                            13,128.12
                                                                 -------------

Total Operating Expenses                                          2,924,083.95
                                                                 -------------

Operating Income                                                 (2,748,973.95)


INTEREST INCOME                                                         153.25
INTEREST EXPENSE                                                     (3,750.00)
                                                                 -------------

Non-operating                                                        (3,596.75)
                                                                 -------------

Income (Loss) before taxes                                       (2,752,570.70)

INCOME TAX EXPENSE                                                           -
                                                                 -------------

Net Loss                                                         (2,752,570.70)
                                                                 =============

Caliber Learning Network, Inc.
U.S. Bankruptcy Court Filing Case #01-59533



Monthly Operating Report      For the forty-five (45) days through July 31, 2001



                             Description                           Operating
-------------------------------------------------------------------------------
Beginning cash balance                                              499,615.47

Net Income                                                       (2,752,570.70)
Add: Expenses not requiring cash:
      Depreciation                                                1,052,430.22
      Other:                                                                 -
                                                                  ------------

      Sub-total                                                   1,052,430.22

Cash from operations                                             (1,700,140.48)

Other sources (uses) of cash:
      Decrease (Increase)
           Accounts receivable                                      675,074.73
           Inventory                                                         -
           Equipment                                              1,100,000.00
           Furniture & Fixtures                                              -
           Prepaid assets                                           (39,165.68)
           Other: Other long term assets                            (93,028.29)

      Increase (Decrease)
           Accounts payable                                         175,738.56
           Accrued interest                                           3,750.00
           Accrued professional fees
           Accrued rent
           Accrued salaries, benefits & taxes                       130,913.58
           Accrued sales tax
           Notes payable
           Other                                                    383,333.58
           (Less) unrecorded bank service charges
                                                                  ------------

Total other source (uses) of cash                                 2,336,616.48
                                                                  ------------

Ending cash balance                                               1,136,091.47
                                                                  ============

Balance per bank statement                                        1,157,472.64
Less: Outstanding checks                                            (21,381.17)
Add: Deposits in transit                                                     -
                                                                  ------------

Reconciled bank balance                                           1,136,091.47
                                                                  ============

Variance                                                                     -
                                                                  ============

Caliber Learning Network, Inc.
U.S. Bankruptcy Court Filing Case #01-59533



Monthly Operating Report     For the forty-five (45) days through July 31, 2001


              Description                       Payroll                Tax
-------------------------------------------------------------------------------
Beginning cash balance                        $135,793.50            $       -

Cash receipts:
      Transfers from Operating                    456,580                    -
      Transfers from Payroll                            -                    -
      Other                                             -                    -
                                              ----------------------------------

           Total cash receipts                    456,580                    -
                                              ----------------------------------

Cash available                                    592,373                    -

Cash disbursements:
      Gross payroll                               527,592

      Employee benefits paid                       19,817
      Net payroll paid                            325,929
      Tranfers to tax account                           -

      Taxes deposited/paid during period
           Employees' share of FICA                27,441
           Employer's share of FICA                27,441
           Employees' Federal Income Tax           97,354
           Employees' State Income Tax             29,609
           Unemployment Tax                             0
           Unrecorded Bank Services charges             -
           Other                                        -
                                              ----------------------------------

Total Disbursements                               527,592                    -
                                              ----------------------------------

Ending cash balance                           $ 64,781.18            $       -
                                              ==================================

Balance per bank statement                    $130,277.69            $       -
Less: Outstanding checks                          (65,497)
Add: Deposits in transit
                                              ----------------------------------

Reconciled bank balance                       $ 64,781.18            $       -
                                              ==================================

Variance                                      $     (0.00)           $       -
                                              ==================================

Caliber Learning Network, Inc.
U.S. Bankruptcy Court Filing Case #01-59533



Monthly Operating Report     For the forty-five (45) days through July 31, 2001

                                           Post-petition A/R
                                           -----------------

                         0 - 30 Days    31 - 60 Days  > 60 Days         Total
                         -------------------------------------------------------
PwC                       64,645.00           -           -          64,645.00
Sylvan                    31,848.50           -           -          31,848.50
BDO Seidman               30,000.00           -           -          30,000.00
Home Properties           20,568.37           -           -          20,568.37
AON                       19,200.00           -           -          19,200.00
Prometric                 15,600.00           -           -          15,600.00
Converge                  10,000.00           -           -          10,000.00
Computrain                 5,750.00           -           -           5,750.00
Cadence                    5,400.00           -           -           5,400.00
Spirent                    4,944.00           -           -           4,944.00
Bell South                 3,000.00           -           -           3,000.00
Maxtor                     2,400.00           -           -           2,400.00
Universita del Caffe       2,400.00           -           -           2,400.00
Fluke                        800.00           -           -             800.00
Clifford Chance           (1,010.00)          -           -          (1,010.00)
                         ------------------------------------------------------
Grand Total              215,545.87           -           -         215,545.87
                         ======================================================

Caliber Learning Network, Inc.
U.S. Bankruptcy Court Filing Case #01-59533


Monthly Operating Report     For the forty-five (45) days through July 31, 2001


                                                                                                         Post-petition A/P
                                                                                                -----------------------------------

       Vendor Name                           Invoice #               Invoice Date               Current      31-60         Total
------------------------------------------------------------------------------------------------------------------------------------
Alltel                                                                                           96.65                       96.65
Alltel Total                                                                                     96.65           -           96.65
Ameritech                                                                                        28.74                       28.74
Ameritech                                                                                        18.55                       18.55
Ameritech                                                                                        21.87                       21.87
Ameritech                                                                                        59.80                       59.80
Ameritech                                                                                       431.29                      431.29
Ameritech                                                                                       985.30                      985.30
Ameritech Total                                                                               1,545.55           -        1,545.55
Arrowhead                                                                                         9.62                        9.62
Arrowhead Total                                                                                   9.62           -            9.62
Bell Canada                                                                                     263.55                      263.55
Bell Canada                                                                                     230.79                      230.79
Bell Canada Total                                                                               494.34           -          494.34
Bell South                                                                                       64.29                       64.29
Bell South                                                                                       65.88                       65.88
Bell South                                                                                      126.43                      126.43
Bell South                                                                                       31.01                       31.01
Bell South                                                                                       32.09                       32.09
Bell South                                                                                      386.23                      386.23
Bell South                                                                                      153.57                      153.57
Bell South                                                                                       59.26                       59.26
Bell South                                                                                      203.13                      203.13
Bell South                                                                                       32.49                       32.49
Bell South                                                                                       37.96                       37.96
Bell South                                                                                       84.29                       84.29
Bell South                                                                                      230.18                      230.18
Bell South                                                                                       38.98                       38.98
Bell South                                                                                      401.73                      401.73
Bell South                                                                                       93.23                       93.23
Bell South                                                                                       66.27                       66.27
Bell South                                                                                       58.68                       58.68
Bell South                                                                                      123.41                      123.41
Bell South Total                                                                              2,289.11           -        2,289.11
BFI                                                                                             164.44                      164.44
BFI Total                                                                                       164.44           -          164.44
Cincinnati Bell                                                                                 370.51                      370.51
Cincinnati Bell  Total                                                                          370.51           -          370.51
CLINTON,LEE O                            072501ER                      2001-07-25               400.00                      400.00
CLINTON,LEE O Total                                                                             400.00           -          400.00
Con Ed                                                                                          536.08                      536.08
Con Ed Total                                                                                    536.08           -          536.08
CSI                                                                                              73.60                       73.60
CSI Total                                                                                        73.60           -           73.60
DIMINO,ANNE M                      073001 ADVANCE                      2001-07-30               910.20                      910.20
DIMINO,ANNE M Total                                                                             910.20           -          910.20
EXECUTRAIN                         584632IN                            2001-06-29             1,800.00                    1,800.00
Executrain                                                                                      500.00                      500.00
EXECUTRAIN Total                                                                              2,300.00           -        2,300.00
Fire                                                                                             40.00                       40.00
Fire                                                                                             36.00                       36.00
Fire Total                                                                                       76.00           -           76.00
First Service                                                                                   318.24                      318.24
First Service Total                                                                             318.24           -          318.24
FISHER,STEPHEN C                   073001 ADVANCE                      2001-07-30               490.00                      490.00
FISHER,STEPHEN C                   072601 ADVANCE                      2001-07-27               277.00                      277.00
FISHER,STEPHEN C Total                                                                          767.00           -          767.00
Florida Power                                                                                   377.94                      377.94
Florida Power  Total                                                                            377.94           -          377.94


                                                                                                         Post-petition A/P
                                                                                                -----------------------------------

       Vendor Name                           Invoice #               Invoice Date               Current      31-60         Total
------------------------------------------------------------------------------------------------------------------------------------
Frontier                                                                                         47.37                       47.37
Frontier                                                                                         45.34                       45.34
Frontier Total                                                                                   92.71           -           92.71
IBM                                                                                           8,500.00                    8,500.00
IBM Total                                                                                     8,500.00           -        8,500.00
IRELAND,GEORGE E.                  4 RESUB                             2001-07-24             1,155.48                    1,155.48
IRELAND,GEORGE E. Total                                                                       1,155.48           -        1,155.48
MCI                                039769510701                        2001-07-25               723.41                      723.41
MCI                                20011240701                         2001-07-07            21,893.08                   21,893.08
MCI                                                                                             177.81                      177.81
MCI                                                                                           8,137.10                    8,137.10
MCI                                                                                              11.83                       11.83
MCI                                                                                              24.01                       24.01
MCI                                                                                               3.05                        3.05
MCI                                                                                               3.05                        3.05
MCI                                                                                              11.83                       11.83
MCI Total                                                                                    30,985.17           -       30,985.17
ORENSTEIN                                                                                    15,000.00                   15,000.00
ORENSTEIN Total                                                                              15,000.00           -       15,000.00
Pac Bell                                                                                         22.20                       22.20
Pac Bell                                                                                         78.71                       78.71
Pac Bell                                                                                        139.30                      139.30
Pac Bell Total                                                                                  240.21           -          240.21
PACIFIC BELL - (VAN NUYS CA)       96045653760701A                     2001-07-01                75.41                       75.41
PACIFIC BELL - (VAN NUYS CA) Total                                                               75.41           -           75.41
Pacific Gas                                                                                   1,595.65                    1,595.65
Pacific Gas Total                                                                             1,595.65           -        1,595.65
PALMETTO SERVICE                   5012                                2001-07-31             1,050.00                    1,050.00
PALMETTO SERVICE                   5011                                2001-07-24             1,050.00                    1,050.00
PALMETTO SERVICE Total                                                                        2,100.00           -        2,100.00
Pitney Bowes                                                                                    103.92                      103.92
Pitney Bowes                                                                                    101.76                      101.76
Pitney Bowes Total                                                                              205.68           -          205.68
POLIVKA,GEORGE B                   ER072401                            2001-07-24               152.86                      152.86
POLIVKA,GEORGE B Total                                                                          152.86           -          152.86
Qwest                                                                                            74.51                       74.51
Qwest                                                                                            34.27                       34.27
Qwest                                                                                            32.09                       32.09
Qwest                                                                                            80.78                       80.78
Qwest                                                                                            41.41                       41.41
Qwest                                                                                           291.59                      291.59
Qwest                                                                                            73.92                       73.92
Qwest                                                                                           112.63                      112.63
Qwest                                                                                           259.67                      259.67
Qwest                                                                                           182.59                      182.59
Qwest                                                                                            90.83                       90.83
Qwest                                                                                           164.67                      164.67
Qwest                                                                                          249.10                       249.10
Qwest                                                                                           54.74                        54.74
Qwest Total                                                                                  1,742.80            -        1,742.80
Rentokill                                                                                       54.00                        54.00
Rentokill Total                                                                                 54.00            -           54.00
Republic                                                                                       150.56                       150.56
Republic Total                                                                                 150.56            -          150.56
SHEGGRUD,DAVID C                   073001 ADVANCE                 2001-07-30                 1,153.00                     1,153.00
SHEGGRUD,DAVID C                   072601 ADVANCE                 2001-07-27                   254.00                       254.00
SHEGGRUD,DAVID C                   ER071701                       2001-07-17                   306.61                       306.61
SHEGGRUD,DAVID C                   ER071001                       2001-07-10                    92.87                        92.87
SHEGGRUD,DAVID C Total                                                                       1,806.48            -        1,806.48
Sonitrol                                                                                       168.98                       168.98
Sonitrol Total                                                                                 168.98            -          168.98



                                                                                                         Post-petition A/P
                                                                                                -----------------------------------

       Vendor Name                           Invoice #               Invoice Date               Current      31-60         Total
------------------------------------------------------------------------------------------------------------------------------------
Southwest Bell                                                                                 565.23                       565.23
Southwest Bell                                                                                 259.20                       259.20
Southwest Bell                                                                                (262.33)                     (262.33)
Southwest Bell                                                                                 508.32                       508.32
Southwest Bell                                                                                  59.51                        59.51
Southwest Bell                                                                                 150.21                       150.21
Southwest Bell                                                                                 112.44                       112.44
Southwest Bell Total                                                                         1,392.58            -        1,392.58
SOUTHWESTERN BELL                  405A4300570601                 2001-06-15                  (210.01)                     (210.01)
SOUTHWESTERN BELL Total                                                                       (210.01)           -         (210.01)
SPRINT                             40778642560701                 2001-07-13                   216.37                       216.37
Sprint                                                                                          74.15                        74.15
Sprint                                                                                        (225.93)                     (225.93)
Sprint                                                                                         (17.08)                      (17.08)
Sprint                                                                                         251.98                       251.98
Sprint                                                                                          94.16                        94.16
SPRINT Total                                                                                   393.65            -          393.65
STONE,DOUGLAS M                    070401ER                       2001-07-04                    66.06                        66.06
STONE,DOUGLAS M Total                                                                           66.06            -           66.06
SYLVAN LEARNING SYSTEMS, INC.      CO001006                       2001-06-30                   653.00                       653.00
SYLVAN LEARNING SYSTEMS, INC.      CO001003 4100                  2001-06-30                 2,100.00                     2,100.00
SYLVAN LEARNING SYSTEMS, INC. Total                                                          2,753.00            -        2,753.00
TECO                                                                                           245.67                       245.67
TECO Total                                                                                     245.67            -          245.67
TELUS COMMUNICATIONS, INC          23111067630601                 2001-06-28                   103.91                       103.91
TELUS COMMUNICATIONS, INC Total                                                                103.91            -          103.91
THIBODEAU,KEVIN M                  ER071601                       2001-07-16                   344.91                       344.91
THIBODEAU,KEVIN M Total                                                                        344.91            -          344.91
TXU                                                                                          1,678.09                     1,678.09
TXU                                                                                             10.06                        10.06
TXU Total                                                                                    1,688.15            -        1,688.15
VERIZON (FORMERLY BELL ATLANTIC)   21259985960701                 2001-07-13                    70.08                        70.08
VERIZON (FORMERLY BELL ATLANTIC)   21259985970701                 2001-07-13                    69.04                        69.04
VERIZON (FORMERLY BELL ATLANTIC)   21259987020701                 2001-07-13                    69.04                        69.04
VERIZON (FORMERLY BELL ATLANTIC)   21259987080701                 2001-07-13                    69.04                        69.04
VERIZON (FORMERLY BELL ATLANTIC)   02110651830701                 2001-07-01                 2,175.78                     2,175.78
VERIZON (FORMERLY BELL ATLANTIC)   21519775150701                 2001-07-01                   260.74                       260.74
VERIZON (FORMERLY BELL ATLANTIC)   30184317170601                 2001-06-04                   302.44                       302.44
VERIZON (FORMERLY BELL ATLANTIC)                                                                 8.70                         8.70
VERIZON (FORMERLY BELL ATLANTIC)                                                                49.00                        49.00
VERIZON (FORMERLY BELL ATLANTIC)                                                                51.55                        51.55
VERIZON (FORMERLY BELL ATLANTIC)                                                               655.21                       655.21
VERIZON (FORMERLY BELL ATLANTIC)                                                             1,790.83                     1,790.83
VERIZON (FORMERLY BELL ATLANTIC)                                                             1,573.18                     1,573.18
VERIZON (FORMERLY BELL ATLANTIC)                                                                45.41                        45.41
VERIZON (FORMERLY BELL ATLANTIC)                                                                91.78                        91.78
VERIZON (FORMERLY BELL ATLANTIC)                                                             1,585.90                     1,585.90
VERIZON (FORMERLY BELL ATLANTIC)                                                               660.34                       660.34
VERIZON (FORMERLY BELL ATLANTIC)                                                                85.73                        85.73
VERIZON (FORMERLY BELL ATLANTIC)                                                                13.22                        13.22
VERIZON (FORMERLY BELL ATLANTIC)                                                               117.82                       117.82
VERIZON (FORMERLY BELL ATLANTIC)                                                                39.57                        39.57
VERIZON (FORMERLY BELL ATLANTIC)                                                                86.79                        86.79
VERIZON (FORMERLY BELL ATLANTIC)                                                                24.02                        24.02
VERIZON (FORMERLY BELL ATLANTIC)                                                               661.22                       661.22
VERIZON (FORMERLY BELL ATLANTIC)                                                                46.58                        46.58
VERIZON (FORMERLY BELL ATLANTIC)                                                                44.47                        44.47
VERIZON (FORMERLY BELL ATLANTIC)                                                               119.35                       119.35
VERIZON (FORMERLY BELL ATLANTIC)                                                                14.27                        14.27
VERIZON (FORMERLY BELL ATLANTIC)                                                               405.86                       405.86
VERIZON (FORMERLY BELL ATLANTIC)                                                               452.09                       452.09
VERIZON (FORMERLY BELL ATLANTIC)                                                                88.99                        88.99



                                                                                                         Post-petition A/P
                                                                                                -----------------------------------

       Vendor Name                           Invoice #               Invoice Date               Current      31-60         Total
------------------------------------------------------------------------------------------------------------------------------------
VERIZON (FORMERLY BELL ATLANTIC)                                                                48.22                        48.22
VERIZON (FORMERLY BELL ATLANTIC)                                                                77.83                       277.83
VERIZON (FORMERLY BELL ATLANTIC)                                                             3,093.17                     3,093.17
VERIZON (FORMERLY BELL ATLANTIC)                                                             1,089.63                     1,089.63
VERIZON (FORMERLY BELL ATLANTIC)                                                                24.74                        24.74
VERIZON (FORMERLY BELL ATLANTIC)                                                                23.99                        23.99
VERIZON (FORMERLY BELL ATLANTIC)                                                                23.64                        23.64
VERIZON (FORMERLY BELL ATLANTIC)                                                                50.03                        50.03
VERIZON (FORMERLY BELL ATLANTIC)                                                                61.04                        61.04
VERIZON (FORMERLY BELL ATLANTIC)                                                                57.81                        57.81
VERIZON (FORMERLY BELL ATLANTIC)                                                                91.61                        91.61
VERIZON (FORMERLY BELL ATLANTIC)                                                                71.51                        71.51
VERIZON (FORMERLY BELL ATLANTIC) Total                                                      16,641.26            -       16,641.26
VERIZON (FORMERLY GTE)             42519701470701                 2001-07-01                  (197.75)                     (197.75)
VERIZON (FORMERLY GTE) Total                                                                  (197.75)           -         (197.75)
VERIZON WIRELESS                   400466834300701                2001-07-16                 1,618.00                     1,618.00
VERIZON WIRELESS Total                                                                       1,618.00            -        1,618.00
WELSH,CHARLES V                    071701ER                       2001-07-17                   357.07                       357.07
WELSH,CHARLES V Total                                                                          357.07            -          357.07
                                                                                             -------------------------------------
Grand Total                                                                                  99,951.77           -       99,951.77
                                                                                             =====================================